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                                                                  EXHIBIT (P)(3)

                               POWER OF ATTORNEY
                               -----------------

     We, the undersigned Trustees of PIMCO Funds: Multi-Manager Series, hereby severally constitute and appoint each of Stephen J. Treadway, Newton B. Schott, Jr., R. Wesley Burns, Jeffrey M. Sargent and Henrik Larsen, and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of PIMCO Funds: Multi-Manager Series on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name:                           Capacity:                 Date:
----                            --------                  ----


------------------------        Trustee                   -------------------
E. Philip Cannon



------------------------        Trustee                   -------------------
Donald P. Carter



------------------------        Trustee                   -------------------
Gary A. Childress



------------------------        Trustee                   -------------------
Richard L. Nelson


/s/ Kenneth M. Poovey                                        March 14, 2000
------------------------        Trustee                   -------------------
Kenneth M. Poovey


------------------------        Trustee                   -------------------
Lyman W. Porter



------------------------        Trustee                   -------------------
Alan Richards



------------------------        Trustee                   -------------------
W. Bryant Stooks



------------------------        Trustee                   -------------------
Gerald M. Thorne



------------------------        Trustee and               -------------------
Stephen J. Treadway             Chief Executive Officer